Exhibit 13.8

The information contained in the attached Exhibit 13.8 reflects communications between YouNow and Props community members on Telegram (https://t.me/propsproject) between March 4, 2019 through March 28, 2019.

Pinned Post:

Props update as of 03.04.2019: We distributed Props to accredited investors on March 4th. Please read pinned post for additional details and updates.

Please read important legal disclaimer: “No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy Props Tokens can be accepted and no part of the purchase price can be received under Regulation A until an offering statement is qualified pursuant to the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind.

Our discussion may contain forward-looking statements that are based on our beliefs and assumptions and on information currently available to management. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “is designed to,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.

These statements involve risks, uncertainties, assumptions and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each such forward-looking statement, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements include, but are not limited to, statements about: developing and designing our network, including the Props token and its future utility; the anticipated development and growth of our network; maintaining and expanding our base of users; our anticipated growth and growth strategies and our ability to effectively manage that growth and effect these strategies; our expectations regarding regulatory developments and their effect on our network, including our ability to qualify an offering under Regulation A+; the ability of applications on our network to develop a user base and a successful business model; and potential future listings on an exchange or ATS. We cannot assure you that the forward-looking statements will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Users outside the United States or otherwise subject to foreign law should consult with their counsel to ensure and confirm that they may participate in any offering of tokens. Some transfers of tokens may be limited under state or foreign laws. You must check with counsel in order to ensure a transfer is compliant with such law.”

---------------------------------------------------

Detailed blog update (02.28.2019) here: https://blog.propsproject.com/props-distribution-update-4b02a86d64fa
Detailed video update (02.28.2019) here: https://youtu.be/cGWwT0nMZV8
Connecting Props to your YouNow account: https://youtu.be/9kb88TQ-rxc

---------------------------------------------------

Our Telegram team’s normal working hours are 9:00am-6:00pm ET Monday through Friday. We will do our best to respond to inquiries in a timely manner. Thank you for your questions and comments!

---------------------------------------------------

PROPS Project, [28.02.19 18:24]

Today, we’re proud to share a number of exciting updates with our community and, as always, solicit your feedback here: https://propsproject.typeform.com/to/IFpB3z.

Regulatory update:

Over the past year, we’ve worked to ensure strict compliance with US regulatory standards. As a result, we are positioning Props to be one of the first projects to issue tokens to all consumers, accredited and non-accredited, in the United States and across the world, in compliance with federal securities laws.

With the input of legal experts, industry leaders, the Props token community and working with the United States Securities and Exchange Commission (the SEC), we are taking steps to qualify the distribution of Props tokens under Regulation A+ (also known as Reg A+). A Reg A+ filing would enable us to bring Props to our entire community of users, so that our wide base of content creators and engaged users will benefit from the same utility and have the same token rights as accredited investors.

This is an exciting time for Props, and we are eager to hear your feedback regarding our path forward. This path has significant advantages for content creators and contributing power users. We believe this will empower our user base, help align the incentives of all Props stakeholders, and rightly reward those driving value across the network.

Business Development Update:

We are working with PeerStream towards integrating Props into PalTalk and CamFrog—two PeerStream apps that offer video-enabled social communities—creating an opportunity to expose Props to millions of PeerStream’s users. Through this collaborative effort, expected adoption of Props would grow the network, increase utility of the Props token, and diversify Props’ use cases.

Token Distribution Schedule:

We will distribute Props to CoinList investors who have reconfirmed their wallet addresses within the past 90 days on March 4th. If you have not re-confirmed your wallet address with CoinList, please do so by Sunday here: https://coinlist.co/distributions.

There is already basic utility for Props tokens in the YouNow app, as you can see here: https://youtu.be/9kb88TQ-rxc. We expect that additional functionality will roll out in the months ahead, when we expect to begin rewarding the platform’s content creators and contributing users with Props.

A Reg A+ offering, qualified by the SEC, will enable wider Props distribution, which is why we view it as an exciting, impactful, and near-term next step for the network. Based on the feedback that we get from our community, and upon a qualified filing, we would also be able to distribute tokens to our unaccredited investors who purchased Props through Republic. We expect that to happen within a few months. At that time, Props Blockchain validators would begin to earn Props, and the Props Rewards Engine would begin to mint tokens on an ongoing basis, to facilitate rewards for users who create value for the network.

Note that we do not intend to list our tokens on any exchange before Props are distributed to non-accredited Republic investors, and available as rewards for users in Props Apps. We are not currently aware of any national securities exchange or alternative trading system (ATS) that lists tokens for trading.

The team remains laser-focused on building and growing the Props network, in order to become one of the world’s first and largest consumer-focused token networks. As always, your perspective and feedback are critical, and we invite you to share your thoughts and questions through our website at https://propsproject.typeform.com/to/IFpB3z.

---------------------------------------------------

Chinese community members — We’ve launched chat groups for Chinese language speakers. You are welcome to join us on WeChat and QQ. Instructions for joining can be found here: propsproject.com/chinese-groups | 加入我们的中文群. 微信, QQ: propsproject.com/chinese-groups

Postings:

18:24
PROPS Project
Props update as of 03.04.2019: We distributed Props to accredited investors on March 4th. Please read pinned post for additional details and updates.
Please read important legal disclaimer: “No money or other consideration is being solicited, and if sent in response, will not be accepted. No offer to buy Props Tokens can be accepted and no part of the purchase price can be received under Regulation A until an offering statement is qualified pursuant to the Securities Act of 1933, as amended, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind.
Our discussion may contain forward-looking statements that are based on our beliefs and assumptions and on information currently available to management. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “is designed to,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.
These statements involve risks, uncertainties, assumptions and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each such forward-looking statement, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements include, but are not limited to, statements about: developing and designing our network, including the Props token and its future utility; the anticipated development and growth of our network; maintaining and expanding our base of users; our anticipated growth and growth strategies and our ability to effectively manage that growth and effect these strategies; our expectations regarding regulatory developments and their effect on our network, including our ability to qualify an offering under Regulation A+; the ability of applications on our network to develop a user base and a successful business model; and potential future listings on an exchange or ATS. We cannot assure you that the forward-looking statements will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Users outside the United States or otherwise subject to foreign law should consult with their counsel to ensure and confirm that they may participate in any offering of tokens. Some transfers of tokens may be limited under state or foreign laws. You must check with counsel in order to ensure a transfer is compliant with such law.”
---------------------------------------------------
Detailed blog update (02.28.2019) here: https://blog.propsproject.com/props-distribution-update-4b02a86d64fa
Detailed video update (02.28.2019) here: https://youtu.be/cGWwT0nMZV8
Connecting Props to your YouNow account: https://youtu.be/9kb88TQ-rxc
---------------------------------------------------
Our Telegram team’s normal working hours are 9:00am-6:00pm ET Monday through Friday. We will do our best to respond to inquiries in a timely manner. Thank you for your questions and comments!
---------------------------------------------------
18:24
Today, we’re proud to share a number of exciting updates with our community and, as always, solicit your feedback here: https://propsproject.typeform.com/to/IFpB3z.
Regulatory update:
Over the past year, we’ve worked to ensure strict compliance with US regulatory standards. As a result, we are positioning Props to be one of the first projects to issue tokens to all consumers, accredited and non-accredited, in the United States and across the world, in compliance with federal securities laws.
With the input of legal experts, industry leaders, the Props token community and working with the United States Securities and Exchange Commission (the SEC), we are taking steps to qualify the distribution of Props tokens under Regulation A+ (also known as Reg A+). A Reg A+ filing would enable us to bring Props to our entire community of users, so that our wide base of content creators and engaged users will benefit from the same utility and have the same token rights as accredited investors.
This is an exciting time for Props, and we are eager to hear your feedback regarding our path forward. This path has significant advantages for content creators and contributing power users. We believe this will empower our user base, help align the incentives of all Props stakeholders, and rightly reward those driving value across the network.
Business Development Update:
We are working with PeerStream towards integrating Props into PalTalk and CamFrog—two PeerStream apps that offer video-enabled social communities—creating an opportunity to expose Props to millions of PeerStream’s users. Through this collaborative effort, expected adoption of Props would grow the network, increase utility of the Props token, and diversify Props’ use cases.

Token Distribution Schedule:
We will distribute Props to CoinList investors who have reconfirmed their wallet addresses within the past 90 days on March 4th. If you have not re-confirmed your wallet address with CoinList, please do so by Sunday here: https://coinlist.co/distributions.
There is already basic utility for Props tokens in the YouNow app, as you can see here: https://youtu.be/9kb88TQ-rxc. We expect that additional functionality will roll out in the months ahead, when we expect to begin rewarding the platform’s content creators and contributing users with Props.
A Reg A+ offering, qualified by the SEC, will enable wider Props distribution, which is why we view it as an exciting, impactful, and near-term next step for the network. Based on the feedback that we get from our community, and upon a qualified filing, we would also be able to distribute tokens to our unaccredited investors who purchased Props through Republic. We expect that to happen within a few months. At that time, Props Blockchain validators would begin to earn Props, and the Props Rewards Engine would begin to mint tokens on an ongoing basis, to facilitate rewards for users who create value for the network.
Note that we do not intend to list our tokens on any exchange before Props are distributed to non-accredited Republic investors, and available as rewards for users in Props Apps. We are not currently aware of any national securities exchange or alternative trading system (ATS) that lists tokens for trading.
The team remains laser-focused on building and growing the Props network, in order to become one of the world’s first and largest consumer-focused token networks. As always, your perspective and feedback are critical, and we invite you to share your thoughts and questions through our website at https://propsproject.typeform.com/to/IFpB3z.
---------------------------------------------------
Chinese community members — We’ve launched chat groups for Chinese language speakers. You are welcome to join us on WeChat and QQ. Instructions for joining can be found here: propsproject.com/chinese-groups | 加入我们的中文群. 微信, QQ: propsproject.com/chinese-groups
PROPS Project pinned this message
DP
18:27
Dr PPT
the wait continues
Based on the feedback that we get from our community, and upon a qualified filing, we would also be able to distribute tokens to our unaccredited investors who purchased Props through Republic. We expect that to happen within a few months.

D
18:27
Danny
YESSSSSSSSSSSSS tokens soooooooon
18:32
In reply to this message
ah crap, no exchange listing for awhile then either
J
18:38
J
Interesting update, great to see an update. But might need some TL;DR or easier explanation as to what it means for them to be Reg A+.
Does it mean they can't list on a crypto exchange outside the U.S.?
Does it mean they can't list on a crypto exchange at all?
Does it mean the PROPS token can't be traded for $$$ on the younow platform?
Definitely some questions regarding the future for investors.
VB
18:40
Venus Black
In reply to this message
YES! I didn’t quite understand from the description exactly what that means. A more user friendly description would be very useful.
UA
18:40
Uosof Ahmadi
In reply to this message
+1
J
18:41
J
[Graphic depiction of thumbs up]
JZ
18:55
Johnny Z
We will be working towards a regulated listing on an alternative trading system (ATS) that lists tokens for trading. We will update you when we have more information on this front. We do not intend to list our tokens on exchanges before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post
P
19:17
Peter
In reply to this message
How are you distributing tokens to Coinlist holders but restricting exchanges from listing the token?
19:20
That means Coinlist holders can’t trade them for several months, further extending the original investment timeframe from November to May or June, which is about 1.5 years after the token sale.
T
19:20
Tyler
When will tokens be distributed to those unaccredited purchased on Republic? March 4th?
J
19:20
J
In reply to this message
"+ read important information in our pinned post"
is there more information than what was shared?
19:20
In reply to this message
lol yep, but at least you'll have your tokens.
JZ
19:27
Johnny Z
In reply to this message
You can freely transfer your Props tokens to others—including to unaccredited persons or to people in the US and overseas—under federal law. We cannot restrict anyone from trading. However, we are very clear about the legal status of the tokens (please read pinned post ./ blog post for more details), and the time at which we will be actively working for them to be listed on a regulated Alternative Trading Systems. We have not made any statements with regards to exchange listing in the past.

T
19:32
Tbo
Basically u managed to secure zero exchange. Or u just feel that you are better than everybody else.
JZ
19:34
Johnny Z
We're focused on building a platform and a network, in a compliant manner.
J
19:34
J
In reply to this message
not it at all
19:34
In reply to this message
which is appreciated! I'm sure very appreciated by the "big guns" who invested a lot more money than I have.
D
19:40
Danny
im guessing non security exchanges can list it if they wanted to
J
19:48
J
Johnny I am curious as to what PROPS is viewing an ATS as?
The definitions and everything I've just read tell me that any crytpo exchange (aside from being regulated) is an ATS
Are you familiar with what an ATS is?
How they are used?
Or even how PROPS would be integrated into one?
Does PROPS have an example of an ATS?
I'm not trying to be rude, just trying to understand our positioning now. Could it be that PROPS is going to create their own ATS to facilitate trading of PROPS, then over long term integrate other regulated cryptocurrencies? (could be a good idea for YouNow/PROPS).

D
20:45
Danny
yea trying to understand what an ATS is.... is ats binance bittrex poloniex or those are non ats
H
21:21
Hardy Har Har
i assume ATS is a nice way of saying exchanges that may not be in full compliance of the law
R
21:23
Ryuk - I will ask for apples
In reply to this message
Correct
J
21:38
J
In reply to this message
Not necessarily, ATS’s are highly regulated by the SEC. they just arent your typical “stock” trading facilitator.
They are 3rd party trade facilitators.
But in the world of crypto, we aren’t really sure what it means
VB
21:42
Venus Black
In reply to this message
Any time you reduce the finite language you leave an opening for a wide range of interpretation. The legal language is needed and most likely the only definition the SEC will stand behind but that doesn’t mean that the alternative explanation is in any way not within legal compliance.
H
21:56
Hardy Har Har
https://www.investopedia.com/terms/a/alternative-trading-system.asp
Deleted Account invited Deleted Account

J
22:18
J
In reply to this message
Right it’s not a regulated exchange, but it’s still regulated and a form of “trading”
H
22:21
Hardy Har Har
right, all i know is from that article. I read it as, props can't control dark pools or DEX's listing it? But Props will not be pursuing / reaching out for any listings.
V
22:39
VS
So after delaying for an year and on verge of distributing tokens you now realized to apply for A+ and again delayed token distribution to non accredited users for few months. What were we doing for a year?
H
22:42
Hardy Har Har
Working with the SEC so they don’t have to potentially pay a large fine...
V
22:45
VS
They should have started working from beginning. Why announcing now after delaying for a year?
J
22:46
Johnny
So republic investor need to wait extra few months to receive the tokens? Props team violate the promise again?
22:47
I think props team shd consider another refund as the schedule is postponed again
Deleted Account invited Deleted Account
A
23:27
Aragorn
Refund with interest

DD
23:29
David Deven
Love how ya’ll complaining about the money and time but not how they want to make this into a real project not a pump and dump.
23:31
Future of blockchain is NOT trading. It’s real utility. That is, if has a future and isn’t destroyed by money grubs like you.
R
23:34
Ryuk - I will ask for apples
Probably best republic investors are locked up, they would have been first to dump traditionally
DD
23:35
David Deven
Thank goodness they allowed unaccredited investors like me only up to a total of $1M
R
23:37
Ryuk - I will ask for apples
In reply to this message
Truth
P
23:41
Peter
In reply to this message
Thanks for clarifying [Graphic depiction of thumbs up]
23:42
In reply to this message
Zero projects that matter focus on exchanges.
1 March 2019
UA
00:02
Uosof Ahmadi
In reply to this message
Agreed

C
00:24
Click
In reply to this message
WTF? Seriously, it's been more than a year and there is another delay after the long delay for token distribution? How are you guys not being sued?
DD
00:56
David Deven
In reply to this message
That moment when when you realize you invested in legit project, not a pump a dump scheme.
R
00:58
Ryuk - I will ask for apples
In reply to this message
Animation
Not included, change data exporting settings to download.
135.4 KB
ΔH
01:01
ΔLΣX HΩLMΣS
In reply to this message
Lol dude I wrote this 20k off a long time ago
UA
01:11
Uosof Ahmadi
In reply to this message
+1
J
01:37
J
In reply to this message
I did not receive an email
01:37
From republic
01:38
Will I still receive coins? I confirmed my address last year at the beginning
Deleted Account invited Deleted Account

K
03:53
KryptoWabitz [Graphic depiction of S]
So let me understand this accreddited investor will be able to receive tokens after march 4th... am i right? and Republic investor will be delayed for a few months? (more likely another year)
T
04:06
Tbo
In reply to this message
Pretty much
G
04:07
Guio
In reply to this message
Ouch.
Deleted Account invited Deleted Account
Deleted Account invited Deleted Account
T
04:33
Tbo
In reply to this message
Basically come back next year to ask the same question
ae
04:52
adam eve
In reply to this message
Cant delay more, deadline is march. This is not okay.
Stuart Armstrong invited Stuart Armstrong
AB
04:57
A B
Give a clear response for republic Investors...this is a joke...you cant distribute part the tokens..this means you dont give a shit about republic investors..
ae
05:01
adam eve
Admin, respond pls asap.

K
05:05
KryptoWabitz [Graphic depiction of S]
In reply to this message
Incorrect, if you Read the DPA it does state taht it can be delayed up two-3 years, or not distribute tokens .. tis signed and understood by us.. BIG OUCH.. accredited investors are been safeguarded in case tokens are dumped, and decrease value...
05:06
In reply to this message
pretty much they dont, remember we only contributed 2k adn have about 15% of tokens... so they are protecting their larger investor for price manipulation... sucks ae
05:13
adam eve
In reply to this message
Couldnt care less about the small letters.
They've asked us to agree with delay that would be max 1 year.
K
05:14
KryptoWabitz [Graphic depiction of S]
In reply to this message
well the fine print is that counts once it is signed... but again the tokens will not be traded in exchanges, but i wonder if any DEX will be trading it which is more likely...
05:23
better understanding: https://en.wikipedia.org/wiki/Regulation_A
05:27
In reply to this message
Under Reg. A+ What tier does Props fall under Tier 1 or Tier 2? Adn when Props state "few months", can we have a a more concrete understanding, I feel that we have been very patient and supportive of the project, but when only one sort of contributors is allowed to get tokens and the other does not , it seems unfair in the sense of investing and supporting this project. How are we guaranteed that they wont dump the value of our tokens?
D
05:29
Dgdg19
the delay for non- accreddited investors is typical to what I've seen with several U.S. based projects. Accredited very often get their tokens/shares first. Many people may be frustrated with regulations but that is precisely the reason why this is not a pump and dump but a real project.

B
05:50
Born2Win
hello please been awile i havent check
05:50
where can you trade props?
05:54
05:54
Is that correct?
05:55
Anyone can update me here?
c
05:56
cryptodunk
When are the tokens distributed?
D
06:08
Danny
no where
ae
06:54
adam eve
In reply to this message
Johny, answer all the questions here please. Are you refunding incl intrest?
D
07:59
Dgdg19
In reply to this message
Sounds like you are in a tough spot...do you want to sell your tokens asap? DM me and maybe we can work something out.

D
08:09
Digital Hustler
In reply to this message
:-l :-l :-l this kinda messages still get sent out.:'-D :'-D
VK invited VK
JZ
08:23
Johnny Z
Good morning Props peeps!
To answer some of the questions sent here while we were sleeping here in New York: Over the past year, we’ve worked to ensure strict compliance with US regulatory standards. Our efforts have positioned Props to soon become one of the first projects to issue tokens to all consumers, including non-accredited individuals in the United States and worldwide, in compliance with US federal securities laws.
While we tried to make the two routes for investment (for accredited investors and non-accredited individuals) as similar as we could, they are subject to different regulations and were conducted on two different platforms (Coinlist and Republic). That created some differences between the offerings. That’s why we are taking steps to qualify the distribution of Props tokens under Reg A+. This filing will enable us to bring Props to life also for non-accredited investors and consumer level users. This is expected to take a few more months.
+ read important information in our pinned post
08:38
In reply to this message
We care deeply about all of our investors and community members. We have worked hard to ensure that non-accredited investors can participate in the Props sale, and that all users, regardless of their accreditation, will be able to earn Props on Props Apps - in a compliant manner. Regardless, we are of course happy to provide a refund to Republic investors according to the terms of the Republic sale. If you are interested - DM me with your exact details.
08:39
adam see response above to your question as well, feel free to DM me.
08:40
In reply to this message
If you invested $20K you had to do so through Coinlist. You are receiving your tokens on Monday (March 4th), assuming you confirm your wallet address.

ΔH
08:43
ΔLΣX HΩLMΣS
In reply to this message
JZ
08:45
Johnny Z
In reply to this message
Hi @KryptoWabitz You have indeed been patient and supportive. To your first point, as I mentioned earlier, while we tried to make the two routes for investment (for accredited investors and non-accredited individuals) as similar as we could, they are subject to different regulations and were conducted on two different platforms (Coinlist and Republic). That created some differences between the offerings. That’s why we are taking steps to qualify the distribution of Props tokens under Reg A+. This filing will enable us to bring Props to life also for non-accredited investors and consumer level users. This is expected to take a few more months.
To your second point: we do not intend to list our tokens on exchanges before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post

ae
08:46
adam eve
In reply to this message
I dont see the answer. We can get refund with intrest?
JZ
08:46
Johnny Z
In reply to this message
Exactly! Click to confirm, and you'll have your tokens on Monday.
08:47
In reply to this message
We are happy to provide a refund to Republic investors according to the terms of the Republic sale. If you are interested - DM me with your exact details.
ae
08:48
adam eve
In reply to this message
What are the terms? Full amount incl intrest?
JZ
08:49
Johnny Z
The terms are fully listed in the agreement you signed. Let me know if you want me to send you a copy.
08:50
To those joining the conversation - the gist of the message is available here: https://blog.propsproject.com/props-distribution-update-4b02a86d64fa ae
08:50
adam eve
In reply to this message
Just the complete amount thats invested?
JZ
08:51
Johnny Z
Adam please DM me if you have soecific questions

ae
08:53
adam eve
In reply to this message
I have asked the same (general) question atleast a few times.
If I chose for refund, will you (just) refund the full amount that was invested?
T
08:58
Tbo
In the meantime accreditated investors can use the tokens as paper weight. Oh wait its virtual. nvm
K
09:20
KryptoWabitz [Graphic depiction of S]
In reply to this message
dude read dont be a bum... u want them to feed u too n wipe ur azz... do some reading for lucifer christ!!!
ae
09:22
adam eve
In reply to this message
No need to get personal. I think im asking a legitimate question. Full refund yes or no.
JZ
09:42
Johnny Z
I really am trying to be helpful and clear, Adam. But sometimes a yes/no answer is insufficient, because there’s more nuance than that, and our job requires us to be responsible and accurate in our answers. I copy-pasted a few bullet points below - they are publicly available on Republic - that explain the answer in a sufficiently short and accurate manner, but I do recommend reading the DPA agreement in full for the details.
“Understand the terms
This offering is a debt offering, payable by assets — PROPS Tokens, or by cash, if the Tokens never get issued. Investors do not receive any equity interest or ownership in YouNow Services or any of its affiliates. Repayment obligations are set forth in and limited to the terms of the DPA Agreement. Key repayment terms are listed below but are qualified entirely by the terms of the DPA Agreement. Please carefully review the entire DPA Agreement before participating in this offering.

YouNow Services expects to acquire ownership of PROPS , in which case it will pay back the entire debt amount to investors, plus 20% interest, using PROPS, to be valued at the undiscounted price set by YouNow Inc for purposes of PROPS’ public distribution.
At least 80% of the cash raised in this offering will be maintained in escrow. Investors may at any time within 60 days of the closing of this offering demand a refund, in which case the investor agrees that YouNow Services may return 80% in cash to the relevant investor in full satisfaction of all repayment obligations under the DPA.
At any time in the first two years, if YouNow Services determines in good faith that it will not be able to acquire ownership of PROPS for regulatory reasons or otherwise, it may repay 100% of the debt amount in cash to investors, with no interest rate. After 2 years, there shall be a 1.5% interest accrued monthly in arrears on any unpaid debt.
YouNow Services intends to repay all debts under this offering in cash (0% interest) or by PROPS (with 20% interest) within the first 24 months of this offering.
Please carefully review the entire DPA for complete terms.”
P
09:57
Paul
And as a reminder, the initial integration of Props into YouNow is going live Monday. Check out this product demo. We expect much more to come soon. + read important information in our pinned post. https://www.youtube.com/watch?v=9kb88TQ-rxc ae
10:18
adam eve
In reply to this message
Okay, thanks for all the info above, i guess.
So if I would like a refund now, how much will the refund be?
JZ
10:19
Johnny Z
Please DM me your details and we'll take it from there.

ae
10:22
adam eve
In reply to this message
Its a general question.
The answer can be useful for others as well, i think.
What percentage of the investment will be refunded at this moment?
JZ
10:23
Johnny Z
For eligible, unaccredited Republic investors 80% of the initial investment, at this time. Please read the additional information provided in the agreement for the exact details.
10:26
Please note all the details regarding the Republic investment are available publicly here: https://republic.co/props ae
10:27
adam eve
In reply to this message
Okay, thats an answer, thanks.
So what happens with the remaining 20%, if i may ask?
E
10:29
Eagles_
I remember a while back hearing that Props might be added to coinbase, any truth to that rumor? Anyone hear that as well?
J
10:53
J
In reply to this message
Haven’t heard it, and they won’t comment on it because they can’t.
But if coinbase is regulated by the sec as an ATS then yes it could be a possibility.
So maybe inquire with coinbase and ask them about their regulatory standards
E
11:03
Eagles_
Good point. Would be nice, very convenient way to purchase PROPS.

D
11:07
Dgdg19
I'm excited about the new partnerships, especially since it sounds like there will be more to come
J
11:16
Jon
https://blog.coinbase.com/coinbase-custody-is-exploring-a-range-of-new-assets-e700496844be
D
11:18
Dgdg19
great to see props next to some big names...
JZ
11:18
Johnny Z
In reply to this message
Thanks @daniel1983PL ! So are we
JS
11:40
Jet S
Being Reg A compliant is yuuuge... it opens up future investment to significant future primary market investors.... Would be interesting to know how many other projects have this for their token.... It basically gives him any Traditional market investors the SEC assurance they need to start Investing in these types of investments for themselves or their clients
J
11:54
J
In reply to this message
Right, I’m just not familiar with how an ATS systems work.
If you know can you explain where/how they work?
Because we all know props isn’t going onto stock exchange.
JS
11:57
Jet S
In reply to this message
It’s a bit too detailed to explain here but You have now SEC legitimacy which gives it a huge advantage over noncompliant projects When it comes to the traditional investment community...

Projects that don’t have it are discounted it in the market place due to Inherent regulatory risks Meaning Main Street investors won’t touch them
Влад Басов invited Влад Басов
J
16:21
J
In reply to this message
Thank you, I do understand it gives props legitimacy. But can you provide me an example of an ATS?
Doesn’t need to be specific to props or crypto. Just what are they?
I’m not familiar enough to even know, I do my stock trading through my bank, or etrade, Ameritrade, etc. but those are linked directly to the stock market, not some alternative form.
D
16:48
Danny
is coinbase an ats, binance ats, bittrex ats? does anyone know the answer lol
P
17:37
Paul
We are eager to remind our CoinList investors that it is mandatory that you visit https://coinlist.co/distributions, and actively reconfirm your wallet address with CoinList by March 3, 2019 in order to receive your Props tokens when they are distributed to accredited investors on March 4.
As you know, There is already basic utility for Props tokens in the YouNow app, and we look forward to you enjoying the experience once you receive your tokens on Monday.
R
17:40
Ryuk - I will ask for apples
In reply to this message
If/whenever bakkt gets going would probably qualify as an ATS. However not 100% sure on that
UA
17:40
Uosof Ahmadi
This was a year ago
17:40
Today, we’re announcing that Coinbase is on track to operate a regulated broker-dealer, pending approval by federal authorities. If approved, Coinbase will soon be capable of offering blockchain-based securities, under the oversight of the US Securities and Exchange Commission

(SEC) and the Financial Industry Regulatory Authority (FINRA). This step forward is being made possible by our acquisition of a broker-dealer license (B-D), an alternative trading system license (ATS), and a registered investment advisor (RIA) license.
17:40
I saw another article saying they have an ats license
17:41
The sort of backing props has
17:41
I’m sure they’re in talks
17:41
I haven’t seen any other project, that gives refunds this easy
17:41
Most exit scam
R
17:44
Ryuk - I will ask for apples
Why wait this long for a refund?
UA
17:57
Uosof Ahmadi
In reply to this message
Honestly I don’t know, I think a lot of people were expecting quick flips
R
18:13
Ryuk - I will ask for apples
In reply to this message
And those folks accepted the refund a year ago
D
18:38
Dgdg19
Yeah- doesn’t make any sense at all but glad to see all the negativity leave along with the weak hands
18:39
We should focus on brainstorming ideas, ecosystem development, partnerships, etc. Instead what we are doing is: when token, when exchange (now when ATS)...lol
Robbie T invited Robbie T

D
19:32
Danny
dont think we are asking when, im wondering what an ATS is lol - the faster questions get clarified the faster we move on. but I guess they have to be very careful on what they say [Graphic depiction of shrug] [Graphic depiction of male symbol]
PJ invited PJ
P
19:55
Pete
An ATS is a specific type of regulated exchange. We will update you when we have more information on this front. We do not intend to list our tokens on exchanges before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post
D
19:57
Danny
specific type so not the exchanges crypto people commonly know
D
20:23
Danny
tzero i guess
R
20:52
Ryuk - I will ask for apples
Bakkt will qualify
Deleted Account invited Deleted Account
2 March 2019
K
00:32
KryptoWabitz [Graphic image of S]
weell i agree with Ryuk and Uuosof, we are waiting pateintly, adn we are grateful taht there are answers, and we can be at peace... cant wait for the token to be realeased, and its @ 10 USD!!!! per token... LOL.... Investors still have chance to dump on us, but regarldless they will cash in there initial investemnt, plus more, and leave the rest for more growth...
A S invited A S

EW
01:16
Emma Watson
hi,Is it props utility token?
A
01:50
Ale
When distribution?????
M
04:27
Matt
So I invested through republic, when will I get my tokens?
Deleted Account invited Deleted Account
EW
08:08
Emma Watson
hi,what is contract adress of PROPS,want to add it on MEW
Cd
08:15
Cave deluxe
In reply to this message
For how long aren,t the accredited investors allowed to trade the tokens? 40 days or a year?
P
08:38
Paul
Good morning Props peeps!
To answer some of the questions sent here while we were sleeping here in New York:
To Emma's question about whether Props is a utility token ... The SEC—the US regulator—has suggested that all tokens with the exception of Bitcoin and Ethereum should be treated as securities. So, while Props has many of the properties of a “utility” token within the applications in the Props network, we intend to treat Props Tokens as securities under US law. We’re proud to be working toward compliantly distributing Props Tokens to a wider base of our community, and building a consumer-focused token network.
To Ale and Matt's questions about distribution timing ... On March 4th we will distribute Props to accredited investors. As for the non-accredited investors and users of the Props apps, we expect that they will receive tokens in the next few months, as soon as our Reg A+ filing is qualified by the SEC. Note that we do not intend to list our tokens on any exchange before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
To Cave's question about accredited investors ... Accredited investors who receive their Props on March 4th can freely transfer their Props tokens to others—including to unaccredited persons or to people in the US and overseas—under federal law.
+ please read important information and additional details in our pinned post
08:38
Lastly, we are eager to remind our CoinList investors that it is mandatory that you visit https://coinlist.co/distributions, and actively reconfirm your wallet address with CoinList by March 3, 2019 in order to receive your Props tokens when they are distributed to accredited investors on March 4.
As you know, There is already basic utility for Props tokens in the YouNow app, and we look forward to you enjoying the experience once you receive your tokens on Monday.
08:49
Welcome to Carly and A S!
Cd
09:18
Cave deluxe
In reply to this message
Will you take measures if dexes list props before non accredited have tokens?
JZ
10:08
Johnny Z
In reply to this message
Investors that receive their tokens can freely transfer them to others—including to unaccredited persons or to people in the US and overseas—under federal law. We cannot restrict anyone from trading. However, we are very clear about the legal status of the tokens (please read pinned post ./ blog post for more details), and serious exchanges usually take that into account. We're also clear about the time at which we will be actively working for them to be listed on a regulated Alternative Trading Systems.
+ read important information in our pinned post
10:08
Regarding the expected legal status of the tokens, you can read more here: https://blog.propsproject.com/props-distribution-update-4b02a86d64fa ae
11:00
adam eve
Was it also stated somewhere, at the time of tokensale, that tokens from accredited investors would be released before the tokens of non accredited investors?
Deleted Account invited Deleted Account
P
12:07
Paul
We tried to make the two routes for investment (for accredited investors and non-accredited individuals) as similar as we could, but they've always been subject to different regulations and were conducted on two different platforms (Coinlist and Republic). That created some differences between the offerings. That’s why we are taking steps to qualify the distribution of Props tokens under Reg A+, which is expected to take a few more months and will enable us to bring Props to life also for non-accredited investors and consumer level users.
+ read important information in our pinned post
J
12:07
J
In reply to this message
Thank you for your answers Paul.
Hope you enjoy your weekend!
P
12:08
Paul
My pleasure, you too J
ae
12:29
adam eve
In reply to this message
So why not release tokens for accredit investors, at the same moment tokens for non accredit investors can be released?
P
13:17
Paul
Thanks for your questions Adam. As I mentioned, while we tried to make the two routes for investment (for accredited investors and non-accredited individuals) as similar as we could, they are subject to different regulations, which creates some differences between the offerings. That includes differences in the timing of the token distributions. We are taking steps to qualify the distribution of Props tokens under Reg A+, which will enable us to bring Props to life for non-accredited investors and consumer level users within the next few months.
We're proud that upon token distribution, Props holders will immediately have unique benefits within the YouNow app (the first Props App), which improve their experience. We expect to expand token utility as we roll out additional features over the next few months. https://www.youtube.com/watch?v=9kb88TQ-rxc&t=1s
+ read important information in our pinned post
AB
13:42
Allen B
I forgot my coin list password / I’ve clicked on the link to recover password 5 x but no email has been received. Any suggestions ?
JZ
14:00
Johnny Z
Hi @halo_barkley Check the “updates” folder if you’re using gmail. Also, please DM me your CoinList email address, full name and the amount you invested. We should work it out, no problem.
Deleted Account invited Deleted Account
R
14:20
Ryuk - I will ask for apples
In reply to this message
Don’t share that here!
14:20
Delete this and DM the admin
14:21
[Graphic depiction of thumbs up]
AB
14:21
Allen B
Sorry , I was trying to DM that :-O
14:21
User error
Alice Williams invited Alice Williams

ae
16:16
adam eve
In reply to this message
Thanks for your reply Paul.
My question is: whats the reason for not waiting with token release for accredit investors as well? So the tokens can all be distributed at the same time. Dont think regulations forbit you to delay their distribution a bit?
Louis Liu invited Louis Liu
P
18:10
Paul
Hey Adam - the terms of the SAFT signed by CoinList investors require distribution by March 4th, and the regulation under which the SAFT is registered (Reg D) allows for distribution on that date. We could not sell tokens to unaccredited investors under this regulation, but we wanted to ensure they have a chance to participate, in a manner as similar as possible to accredited investors. We therefore are taking steps to qualify the distribution of Props tokens under Reg A+. This filing will enable us to bring Props to life also for non-accredited investors and consumer level users. This is expected to take a few more months.
+ read important information in our pinned post
Deleted Account invited Deleted Account
ae
18:38
adam eve
In reply to this message
Okay, thanks for your answer.
Deleted Account invited Deleted Account
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Deleted Account invited Deleted Account
3 March 2019
JZ
00:37
Johnny Z
To everybody joining the group - welcome! Latest news from Thursday in this post:
https://blog.propsproject.com/props-distribution-update-4b02a86d64fa
Hao W invited Hao W
Deleted Account invited Deleted Account

AG
05:12
Alberto Gordo Goya
is PROPS in any decntralize exchange ?
CM
07:02
Carlos Martín
In reply to this message
I think that the Next week Will be in Lescovex DEX
Deleted Account invited Deleted Account
Blockchain invited Blockchain
[Graphic depiction of no entry sign] miSe go invited [Graphic depiction of no entry sign] miSe go
P
09:45
Paul
Good morning from New York everyone! Hope everyone's had a nice weekend so far. Just a fun reminder that by holding Props within the YouNow app (the first Props App), token holders will get unique benefits that improve their experience. Those benefits are immediately available upon token distribution, and we expect to expand token utility as we roll out additional features over the next few months. https://www.youtube.com/watch?v=9kb88TQ-rxc&t=5s
+ read important information in our pinned post
PM
12:41
Peter Miklos
Am I right that without Reg A+ 99.99% of YouNow users would be excluded from the token economy? I assume most of your users aren't accredited investors. So without Reg A+ there's no PROPS ecosystem.
12:45
In other words, Reg A+ is absolutely necessary for PROPS and it's not just a technicality for the initial token distribution to non-accredited investors. Or am I wrong?
JZ
13:57
Johnny Z
No, indeed it is not just a technicality. A Reg A+ filing would enable us to distribute Props to unaccredited, regular users who use the Props apps. Upon SEC qualification, which we expect in the next few months, users would begin to earn Props, and the Props Rewards Engine would begin to allocate tokens on an ongoing basis, to facilitate rewards for users who create value for the network. Distributing Props and unaccredited Republic investors + users and validators in compliance with US regulations will be a significant milestone. We believe this path will empower our user base, help align the incentives of all Props stakeholders, and rightly reward those driving value across the network. + read important information in our pinned post
PM
14:06
Peter Miklos
Thanks, as an unaccredited investor it's comforting to know that Reg A+ is required for other important reasons as well, not just the initial distribution.
JZ
14:10
Johnny Z
[Graphic depiction of "okay" hand signal]
14:11
Thank you for all the support @pmiklos
RJ
16:09
Rakib Jahid
In reply to this message
Sent you a DM
JZ
16:24
Johnny Z
[Graphic depiction of thumbs up]
VP
17:20
Venkat Pasham
In reply to this message
I am not an accredited investor but I invested some amount during ico during December 2017
17:20
So where can I update eth address for token distribution?
SC
17:39
Seiko Chee
If Props never gets listed on exchanges, can it be converted to fiat? If so, how?

UA
17:49
Uosof Ahmadi
In reply to this message
Go on republic
17:49
In reply to this message
You can update your address on there
[Graphic depiction of stars]
18:49
[Graphic depiction of stars] :-O [Graphic depiction of stars]
What about TOKOK?
K
19:23
KryptoWabitz [Graphic depiction of S]
This is why tokens are distributeed seperatly.... info i would like to share: https://corpgov.law.harvard.edu/2018/09/26/regulation-a-offerings-for-tokens-what-is-the-sec-waiting-for/
JZ
20:24
Johnny Z
In reply to this message
If you invested through Republic:
Confirmation email to Republic investors was sent several weeks ago. There is no button to click there, you just need to make sure the wallet address is right.
If you invested through Coinlist:
Coinlist investors received a couple of emails that clarify that they must click a button on the Coinlist platform in order to actively confirm their wallet address in order to receive tokens.
It is mandatory that you visit https://coinlist.co/distributions, and actively reconfirm your wallet address with CoinList
20:25
In reply to this message
There is no button on Republic, it is a different product than Coinlist. However, you indeed you can update the address there.
20:28
In reply to this message
We will be working towards a regulated listing on an alternative trading system (ATS) that lists tokens for trading. We will update you when we have more information on this front. We do not intend to list our tokens on exchanges before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
Regardless, you can freely transfer your Props tokens to others—including to unaccredited persons or to people in the US and overseas—under federal law.
+ read important information in our pinned post
20:31
You can get the gist of the our recent announcements on this video (below) and our blog. https://www.youtube.com/watch?v=cGWwT0nMZV8
p
22:11
panek
When will PROPS be distributed to those who invested through Republic?
JZ
22:17
Johnny Z
Hi @panek, on March 4th (tomorrow) we will distribute Props to accredited investors. As for the non-accredited investors (who invested through Republic) and users of the Props apps, we expect that they will receive tokens in the next few months, as soon as our Reg A+ filing is qualified by the SEC.
+ read important information in our pinned post
Danwang danwang qing invited Danwang danwang qing
Dd
23:23
Danwang danwang qing
Can I know the erc-20 address about the PROPS?
4 March 2019
Koko Lin invited Koko Lin
z
03:52
zhuwenjun2018
hi

K
04:59
KryptoWabitz [Graphic depiction of S]
In reply to this message
when was the REG A+ submitted for the accredited investors? i am sure this is not confidential answer or question....
05:06
so form what i undestand it takes 4-6 months....
05:06
ok, no high expectations for now, but patient... i am glad to be part of this project!!!
05:06
https://www.manhattanstreetcapital.com/faq/for-fundraisers/how-long-does-regulation-plus-offering-take
Deleted Account invited Deleted Account
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AG
07:11
Alberto Gordo Goya
Any exchange for PROPS active now ?
IC
07:19
Ivan Correa
Hi, distribution should be today for coinlist and I hadn’t receive my tokens yet
T
07:23
Tbo
wait for announcement?
P
07:49
Paul
Good morning from New York! To answer a couple overnight questions ...
KryptoWabitz - We started the Reg A+ project in Q3 2018. We expect SEC qualification in the next few months, which would enable us to distribute tokens to Republic investors. At that time, Props Blockchain validators would begin to earn Props, and the Props Rewards Engine would begin to allocate tokens on an ongoing basis, to facilitate rewards for users who create value for the network. To your point, distributing Props to unaccredited investors in compliance with US regulations will be a significant milestone.

Ivan - Thank you for excitement :-) We will be distributing tokens to accredited investors who reconfirmed their wallet addresses with CoinList today, March 4. Props holders will receive confirmation emails today, once the process is complete.
+ read important information in our pinned post
P
08:58
Paul
As a reminder, here are the details from our Thursday update! https://blog.propsproject.com/props-distribution-update-4b02a86d64fa
S_
09:19
Sker _Dilly
In reply to this message
I've asked this same question and no one ever answers it. I'm just hoping I selected the correct one when I built my MEW wallet.
P
09:28
Pete
Hi Sker , you do not need to know the contract address in advance to create your wallet, or safely hold Props. Once the distribution is complete, the address will be shared, along with instructions on how to add it to your wallet, in order to view your balance.
Johnny Z changed group title to «Props Project»
C1
10:02
Cortex 100
In reply to this message
that could be easy, check etherscan.io, and search your address, when you get the token, you click the txid link and you will find the smart contract address. If they don't tell you, I will tell you, don't worry
JZ
10:35
Johnny Z
We're obviously not going to hide the token contact address.. Nor is that possible or desirable in any way... We just don't want to confuse anyone - so to clarify, to all Coinlist investors, all you need to do at the moment is make sure you have actively confirmed your address on Coinlist.
-H invited -H

-
11:43
-H
Hello! Is anyone here?
AB
11:51
A B
What percentage of the tokens sold from coinlist?
AM
11:52
Anna Mulert
In reply to this message
Hello Mmp, How can I be of assistance?
11:59
In reply to this message
Hey @apos_ban. More than 90% of the funds raised for Props were done via a SAFT with accredited investors. Many investors are subject to vesting.
AB
12:02
A B
In reply to this message
So by the time we non accredited ones receive tokens rhe price will be 5x under ico price..good job
-
12:03
-H
up binance
12:05
We want to trade props on binance
AL
12:08
Angela Lee
Have you read our latest blog post? Have you [Graphic depiction of clapping hands] (TY in advance)?? HAVE YOU EVER BEEN MORE EXCITED???? https://blog.propsproject.com/props-distribution-update-4b02a86d64fa

R
12:09
Ryuk - I will ask for apples
In reply to this message
Request a refund, no need to complain publicly
AL
12:12
Angela Lee
In reply to this message
[Graphic depiction of apple] [Graphic depiction of apple] [Graphic depiction of apple] Thank you for your support, Ryuk. A B, Thank you for your feedback!
AB
12:15
A B
In reply to this message
80% of the money i invested after 2 years?with my simple mind this is a joke!
JZ
13:07
Johnny Z
We will be working towards a regulated listing on an alternative trading system (ATS) that lists tokens for trading. We will update you when we have more information to share on this front. We do not intend to list our tokens on exchanges before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post
R
13:44
Ryuk - I will ask for apples
In reply to this message
Animation
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IC
13:45
Ivan Correa
Hadn’t receive yet tokens from coinlist

AL
14:00
Angela Lee
In reply to this message
On March 4th we will distribute Props to accredited investors!
IC
14:01
Ivan Correa
today is march 4
AL
14:03
Angela Lee
In reply to this message
Hang tight! :-)
IC
14:04
Ivan Correa
Tokens are unlocked or will be locked until go to an exchange ?
AL
14:07
Angela Lee
In reply to this message
Yes, you can freely transfer your Props tokens to others—including to unaccredited persons or to people in the US and overseas—under federal law. + read important information in our pinned post
DC
17:30
David C
distribution should be today for coinlist and I hadn’t receive my tokens yet. Did anyone get their tokens today?
D
17:39
Danny
nope not yet

JZ
17:50
Johnny Z
The wheels are in motion friends. Stay tuned!
z
17:51
zhuwenjun2018
when..
JZ
17:57
Johnny Z
Today.
DC
18:23
David C
just received tokens
N
18:42
Ncricster
In reply to this message
The distributed amount seems a bit off given that the price was $.136 at the time of the sale and there was a 10% bonus
P
18:51
Paul
Hi Ncricster - Each accredited investor receiving tokens today will receive a personalized breakdown of their distribution details in the coming hours. If you have questions following your confirmation email, please feel free to DM Johnny Z or myself.
IC
20:03
Ivan Correa
Got mine from coinlist yet
20:04
How I charge my YouNow account with props

J
20:05
J
Can any admin help me. I never received an email and I invested money in Props from republic
20:05
Will I still get distribution?
[Graphic depiction of stars]
20:06
[Graphic depiction of stars] :-O [Graphic depiction of stars]
Still didn’t get
20:07
With 20% vesting + 10% token bonus , What should be buy price of 1 token ?
20:08
Anyone check tokok for trading ?
20:09
Futures price declined
D
20:09
Danny
tokok is futures, not real
[Graphic depiction of stars]
20:09
[Graphic depiction of stars] :-O [Graphic depiction of stars]
We can expect idex first i guess
P
20:12
Paul
Hi J - We are distributing Props only to accredited investors today. As for the non-accredited Republic investors, and users of the Props apps, we expect that they will receive tokens in the next few months, as soon as our Reg A+ filing is qualified by the SEC.
We do not intend to list our tokens on any exchange before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post

IC
20:12
Ivan Correa
In reply to this message
I don’t receive this bonus from coinlist
JZ
20:14
Johnny Z
At this moment, there are no exchanges that list real Props.
We will be working towards a regulated listing on an alternative trading system (ATS) that lists tokens for trading. We will update you when we have more information on this front. We do not intend to list our tokens on exchanges before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post
20:17
In reply to this message
Yes! You can visit the YouNow web page today and link your wallet if you have Props. Here's how you do it: https://www.youtube.com/watch?v=9kb88TQ-rxc&t=5s Props holders can enjoy unique benefits in the YouNow app (the first Props App). At the moment, Props holders have access to unique gifts that help them stand out, unlock special stickers, and receive complementary bar packages. In the coming months we expect to significantly expand functionality.
+ read important information in our pinned post
J
20:49
J
In reply to this message
Can you tag me and reply the exact date of distribution? Thanks
Neo invited Neo
IC
21:32
Ivan Correa
i dont have the special gifts as prop holder
P
21:33
Pete
hi ivan. i will dm you to troubleshoot

ΔH
21:49
ΔLΣX HΩLMΣS
I havent received tokens yet
21:49
and i confirmed address with coinlist
P
21:57
Paul
hey alex I'll DM you to troubleshoot
ΔH
21:57
ΔLΣX HΩLMΣS
thank you
Cherry invited Cherry
Proma Islam invited Proma Islam
Moo invited Moo
GB
23:54
Guru Bitbot
Hi, i havnt received my tokens yet, we had to confirm an ethereum wallet only right??
5 March 2019
GB
00:00
Guru Bitbot
Ok wait, just watched the video, unaccredited users havnt receieved tokens yet. I am one of those
Nohso invited Nohso
Shu Wang invited Shu Wang
Tommy World Power invited Tommy World Power
JZ
00:43
Johnny Z
At this moment, there are no exchanges that list real Props.
We will be working towards a regulated listing on an alternative trading system (ATS) that lists tokens for trading. We will update you when we have more information on this front. We do not intend to list our tokens on exchanges before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.

Please note that we have not worked with any of the exchanges that may start saying they will list Props at this time, and there may be legal / other issues with these exchanges, that may or may not actually list real Props. We are in the process of qualifying Props with the SEC as a Reg A+ Token.
+ read important information in our pinned post
DIEDIEWEI invited DIEDIEWEI
Joan Hagen invited Joan Hagen
Y.C invited Y.C
chen qiangsheng invited chen qiangsheng
li invited li
z
01:44
zhuwenjun2018
?
Dd
01:56
Danwang danwang qing
Can I know about the PRPOS?
01:56
Can I know the price about the PROPS?
f
02:02
faptgram
https://www.younow.com/props
02:02
https://icodrops.com/props/
02:02
ICO Token Price: 1 PROPS = 0.12 USD
Srimal invited Srimal
kyc=$ invited kyc=$
k
02:15
kyc=$
?
02:15
wtf
wei lai invited wei lai

k
02:17
kyc=$
What is this platform?
02:20
admin?
02:21
Johnny
02:21
@paulmorri
Jane Qi invited Jane Qi
k
02:24
kyc=$
Sticker
Not included, change data exporting settings to download.
:-|, 47.0 KB
02:24
nobody?
JQ
02:30
Jane Qi
Through that picture can log in their website to see them
k
02:31
kyc=$
[Graphic depiction of "okay" hand signal]
JQ
02:34
Jane Qi
The official website of this exchange looks very comfortable.Anyone known it? I don't know what's going on
k
02:37
kyc=$
Sticker
Not included, change data exporting settings to download.
:-|, 47.0 KB

mark 窗外[Graphic depiction of horse head] invited mark 窗外 [Graphic depiction of horse head]
A
02:39
Aragorn
In reply to this message
Are the tokens unlocked?
JQ
02:43
Jane Qi
I dont know.The picture means Listed on BKEX
02:44
Admin?tell us the result,please
02:46
Sticker
Not included, change data exporting settings to download.
:-O, 30.9 KB
D
02:48
Danny
below ico price lol
A
02:53
Aquarius777
MXC exchange is a scam: https://medium.com/@bitcoinbing/scam-alert-mxc-exchange-www-mxc-com-scammed-bitcoinbing-15d889f257e9 carr invited carr
hu yy invited hu yy
hy
04:12
hu yy
Hello
04:13
Is there an administrator online? Request for help.
Edgar invited Edgar

l
06:46
li
lol
JZ
07:03
Johnny Z
In reply to this message
Hi there. How can I help?
07:05
In reply to this message
Sent you a DM
07:11
Reminder: Please note that we have not worked with any of the exchanges that may say they will list Props, and there may be legal / other issues with these exchanges, that may or may not actually list real Props - we do not know and are not working with these people. We are in the process of qualifying Props with the SEC as a Reg A+ Token.
We are not familiar with any reliable exchanges that list Props. Therefore, and in order to protect from scams and spam, we don’t intend to allow exchange marketing on this channel.
We will be working towards a regulated listing on an alternative trading system (ATS) that lists tokens for trading. We will update you when we have more information on this front. We do not intend to list our tokens on exchanges before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post
l
07:25
li
It feels like you haven't got anything out, and then you don't update it on Twitter.
P
07:59
Paul
Good morning from New York! Hi Li, thank you for your interest in the project. We were proud to send individualized confirmation emails to accredited investors who received their Props last night with personalized details confirming their distributions, update our pinned Telegram post, and publicly publish an updated blog https://blog.propsproject.com/props-are-live-aef30997ada6. We shared an update on Twitter early this morning.
+ please read important information in our pinned post
一花一世界 invited 一花一世界

IK
08:14
Ivan Kidman
and what about beta testers?
WB
09:12
Wayne Bradley
Has anyone recieved their tokens yet?
z
09:13
zhuwenjun2018
In reply to this message
GOT TOKEN
P
09:15
Paul
Hi Wayne - Props have been distributed to accredited investors. By holding Props within the YouNow app (the first Props App), token holders immediately get unique benefits that improve their experience. We expect to expand token utility as we roll out additional features over the next few months.
We expect that non-accredited investors will receive tokens in the next few months, as soon as our Reg A+ filing is qualified by the SEC.
As a reminder, we do not intend to list our tokens on any exchange before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post
WB
09:22
Wayne Bradley
Hi Paul.......when you say accredited investors, i thought that i am accredited and received an email stating i would be receiving the tokens
AL
09:25
Angela Lee
In reply to this message
Hi Wayne, Admin here. I'll DM you!

—
09:30
—花—世界
hello
AL
09:31
Angela Lee
In reply to this message
hello there.
—
09:31
—花—世界
09:31
How long does it take for this to take?
09:33
About a few months
09:33
4 or 5 ?
l
09:37
li
骗子项目。
—
09:39
—花—世界
ok.thanks
bo bo invited bo bo
Crypto Lark invited Crypto Lark
CL
10:17
Crypto Lark
Hello Admin,If you like to make a standard video review about your project on my youtube channel as a form of promoting, advertising it, kindly pm me

AL
10:39
Angela Lee
In reply to this message
Hi, Thanks for the heads up!
NVIDIA invited NVIDIA
N
11:53
NVIDIA
when exchange?
JZ
12:16
Johnny Z
We will be working towards a regulated listing on an alternative trading system (ATS) that lists tokens for trading. We will update you when we have more information on this front. We do not intend to list our tokens on exchanges before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post
J
12:53
J
In reply to this message
Omg. Please no.
12:53
Cmon community and supporters of props. Please do not start “when exchange” or “when distribution” just don’t.
12:56
The team is now powered, enthusiastic, and answering our questions and concerns. Not to mention providing updates and pertinent information.
If you find your self asking a question that would see like someone else has asked. Please take some time and read through past chats. Or just read the pinned post and the blog post, you will find your answers there with the added bonus of being enlightened more than you were 5 minutes ago. Let the team save their time for questions that matter, or topics that are important to help props move forward.
R
13:03
Ryuk - I will ask for apples
In reply to this message

[Graphic depiction of thumbs up]
A
13:23
Aragorn
In reply to this message
what is the props token contract address?
PrzO invited PrzO
Ignition invited Ignition
I
13:52
Ignition
In reply to this message
I would like to know also
A
14:03
Aragorn
In reply to this message
Johnny ???????
14:05
In reply to this message
Neither are you distributing tokens, nor are you giving answers. This is a very sad state
P
14:06
Pete
0x6fe56c0bcdd471359019fcbc48863d6c3e9d4f41
ae
15:37
adam eve
In reply to this message
Whats the differense between ats and exchange? Please explain what you mean with ats.
AL
15:54
Angela Lee
In reply to this message
Hi ATS is an alternative trading system that lists tokens for trading. We will update you when we have more information on this front. We do not intend to list our tokens on exchanges before

Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post
ae
15:57
adam eve
In reply to this message
I have no idea what you are talking about. Never heard of ATS. Please explain how this is different than exchanges as we all know, or give an example or something?
Deleted Account invited Deleted Account
Deleted Account invited Deleted Account
S
16:06
Sam
Hi Admin, I received the tokens but it wrongly says that initial price of the token is $.136904 and gave me 20% discount on it. I vividly remember token price was $.12 so 20% discount should be applied on it. Please reply ASAP
ΔH
16:16
ΔLΣX HΩLMΣS
In reply to this message
Same
A
16:25
Andreas
When will you distribute the tokens for the users who participate to Republic?
J
16:28
J
In reply to this message
In the coming months after they get Reg A+ approved by the U.S. SEC.
This approval is required for them to distribute tokens to non accredited users. Read earlier messages to find all the information.

A
16:30
Andreas
In reply to this message
Thank you
J
16:31
J
In reply to this message
An ATS is an exchange that is approved by the SEC to allow forms of trading not directly linked to the stock market.
Coinbase is an example (given they got approval, which they applied for in the past).
Foreign crypto exchanges will be exempt unless they’ve filed for and gotten approval by the SEC to be an ATS.
ATS exchanges are regulated entities which most crypto exchanges do not fall into this category
16:31
In reply to this message
You’re welcome. You can find more info in the pinned message and the blog post
AL
16:53
Angela Lee
In reply to this message
Hi Sam and Alex, the full price of the token without any discounts considered has been $0.136904 since the token distribution event (TDE) in 2017. That has never changed. Per our investment materials on CoinList during the TDE, investors could choose between different vesting schedules and discounts, which affected the individuals' price per token. Your personalized confirmation email shared your particular breakdown, including the impact of (1)your 20% discount and (2) the 10% bonus tokens that we have given all invstors under the new timeline. Please DM me if you want to discuss further and I'm happy to have to!
ae
17:02
adam eve
In reply to this message
Thank you [Graphic depiction of a thumbs up]

S
17:05
Sam
@Angel
17:05
@angelasong - See here - https://icodrops.com/props/
17:06
17:06
Pls don't rip us, price was clearly $.12 for at least coinlist investors
R
17:07
Ryuk - I will ask for apples
SAFT has the price, don’t trust icodrops
S
17:07
Sam
This is not fair game with all the fiasco in the token distribution and agony delay so far
I
17:08
Ignition
In reply to this message
1b tokens? wasn't 600m?
leifeng invited leifeng

AB
17:12
Andrei Bul
Any admin online?
17:12
I have participated trought coinlist
17:12
And i havent got the tokens
ΔH
17:13
ΔLΣX HΩLMΣS
In reply to this message
i thought 600m as well
AL
17:23
Angela Lee
In reply to this message
Hi Andrei, I'll DM you!
P
17:33
Paul
Hi Alex and Ignition, 400m tokens are allocated to the Props Protocal Rewards Engine, which will enable algorithmically rewarding network participants with Props Tokens, based on their contribution to the Props Network. So yes, it is 1Bn total, but 600M were distributed last night, 400M will be minted daily over years. Please see our whitepaper on propsproject.com for more details.
+ read important information in our pinned post
R
17:38
Ryuk - I will ask for apples
In reply to this message
600M - Republic investors tokens I assume

S
17:39
Sam
@paulmorri - Do you care to comment on the discrepancy of the token price, apparently we are tricked with 20% discount by assuming token price of $.136 in lieu of $.12
17:40
I have been holding my horses for more than a year, but then we have to draw a line in the sand with the way everything is handled. The process from soup to nuts is sloppy is an understatement, imho
17:42
Now, can you and Props Team can PLEASE care to Pay it Back and play fair with the investors who have TRUSTED You, now You have to reciprocate it. You take action now, #YouNow
JZ
17:45
Johnny Z
In reply to this message
@CryptoerSammy Sam - there is no discrepency. The link you published is an external website that (perhaps) ran the simple math, and calculated what they thought was the price based on funds raised and amount of tokens. Here is the actual information - using the same calculation that was explained in the PPM and shared all along:
The Full Price per token for the sale was $0.136904.
Additionally, on Coinlist, some investors chose No discount / No vesting, and some chose a 20% discount / 1 year vesting on some of the tokens.
The average price paid, given the various discounts and vesting schedules (all transparently published prior to the sale) was $0.120276
All investors received a 10% bonus in March 2018 (under the new timeline)
The individual details for each investor are detailed in the email you received last night post distribution.
We have highlighted fairness and transperancy throughout the process, I am not sure what you are referring to.
ΔH
19:23
ΔLΣX HΩLMΣS
In reply to this message
I misspoke, my final price was Your final Token price: $0.099566
19:23
i did 1 year vesting

D
19:36
Dgdg19
Well honestly we all did 1 year vesting regardless of our initial hopes or intentions
ΔH
19:43
ΔLΣX HΩLMΣS
True
BIT invited BIT
B
21:30
BIT
Is there chinese-groups?
—
21:33
—花—世界
no
JZ
21:59
Johnny Z
There is a Chinese WeChat group
N
23:05
NVIDIA
什么
23:06
在哪
B
23:08
BIT
In reply to this message
where?

DD
23:10
David Deven
In reply to this message
600M were not distributed I thought? I thought republic investors did not get theirs yet
PM
23:29
Peter Miklos
In reply to this message
Doesn't the vesting period start from now?
ΔH
23:30
ΔLΣX HΩLMΣS
In reply to this message
Yes
z
23:45
zhuwenjun2018
In reply to this message
?
6 March 2019
K
00:47
KryptoWabitz [Graphic depiction of S]
In reply to this message
i asked this question 6 months ago, and i was banned.... i knew this was going to come up... there is a discrepancy and i have emailed republic, but both sides shut me down..
g
01:02
gaoxing
props now 0.03usd
ΔH
01:12
ΔLΣX HΩLMΣS
Here is a screen hopefully to clear things up

S
01:12
Srimal
In reply to this message
not listed yet so where do u see price?
ΔH
01:12
ΔLΣX HΩLMΣS
Dic invited Dic
KC
02:36
Kevin Chen
@admin I'm an investor on Republic and I'd like to get a refund. Who should I contact for this?
R
02:56
Ryuk - I will ask for apples
Because it actually has a utility :-D
S
03:20
Srimal
In reply to this message
wrong, it is at $0.039 now, but I dont know whether this is a good exchange or not

A
03:49
Aquarius777
In reply to this message
It's still 0.1 on tokok, so I don't know what you are talking about. However wait until it hits CB. You won't be complaining about the price anymore. ;-)
D
04:00
DD
In reply to this message
Where do you see 0.1 usd, it’s at 0.039usd
S
04:04
Srimal
In reply to this message
I'm not complaining anything, just showing the facts, just click the very link you wanted to show, and see last price is $0.039345, if u wanted to hide it, dont post it here and ask us to see it
A
04:07
Aquarius777
Doom and gloom... :'-D
D
04:23
Dgdg19
One thing to mention that any trading is done on suspicious exchanges with tiny volume so I wouldn’t get too excited with any price swings
Jackie @ Contentos invited Jackie @ Contentos
T T invited T T
TT
06:25
T T
when official exchange?
man sunny invited man sunny
Deleted Account invited Deleted Account

P
06:52
Paul
Hi TT - We will be working towards a regulated listing on an alternative trading system (ATS) that lists tokens for trading. We will update you when we have more information on this front. We do not intend to list our tokens on exchanges before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors in a few months.
Please note that we have not worked with any of the exchanges that may start saying they will list Props at this time, and there may be legal / other issues with these exchanges, that may or may not actually list real Props. We are in the process of qualifying Props with the SEC as a Reg A+ Token.
+ read important information in our pinned post
T
06:53
Tbo
In reply to this message
Yea but is there any ATS you know of?
P
06:54
Paul
Good morning to everyone else from NYC! It's been excited seeing Props holders connect their wallets and experience the early functionality first hand. We expect to expand token utility as we roll out additional features over the next few months.
+ read important information in our pinned post
https://www.youtube.com/watch?v=9kb88TQ-rxc&t=5s
D
06:59
DD
In reply to this message
What do you mean by no exchange list real props. It’s not fair to stay in denial. I assume you want to say the listing is not official but claiming it’s not real is not true but also hurt the ongoing trading
Fernandomel invited Fernandomel
J
07:12
Joel CB
Hello !

JZ
07:16
Johnny Z
Hi Joel
UA
07:21
Uosof Ahmadi
In reply to this message
That price isn’t real Lool, it’s futures
JZ
07:31
Johnny Z
We have not worked with any of the exchanges that may say they will list Props. There may be legal / other issues with these exchanges, that may or may not actually list real Props - we simply do not know. The one exchange refered to listed Props futures months before Props were even issued to anyone / existed... We don't know whether the volume or trades there are real or not - we have no information on it. Therefore, we don’t allow exchange marketing on this channel.
We are in the process of qualifying Props with the SEC as a Reg A+ Token, and will be working towards a regulated listing on an alternative trading system (ATS) that lists tokens for trading. We will update you when we have more information on this front.
+ read important information in our pinned post
Jason T I Do Not Verify KYC invited Jason T I Do Not Verify KYC
AB
07:41
Andrei Bul
In reply to this message
done. i have replied
JZ
07:51
Johnny Z
In reply to this message
600M tokens were minted. Some - like the tokens of Republic investors - have not been distributed.

晓
07:54
晓羽
I got the coins of Props, the ratio is 1:3460. What is the normal ratio? Is it a corruption on behalf of the vote?
C1
07:56
Cortex 100
In reply to this message
it is ok
07:56
below 4000 is normal
R|
08:01
Rob | TokenTable.io
Finely got my props tokens!
C1
08:05
Cortex 100
In reply to this message
I remember the price should be 0.125 usd in coinlist? Why is 0.1364 usd?
TT
08:14
T T
In reply to this message
0.1364 is without bonus. am i right?
JZ
08:25
Johnny Z
The Full Price per token for the sale was $0.136904.
Additionally, on Coinlist, some investors chose No discount / No vesting, and some chose a 20% discount / 1 year vesting on some of the tokens.
The average price paid given all SAFT/Coinlist vesting schedules (all transparently published prior to the sale) was $0.120276.
All investors received a 10% bonus in March 2018 (under the new timeline). The individual details for each investor are detailed in the email you received on Monday post distribution.

IC
09:09
Ivan Correa
In reply to this message
Me to same situation
09:12
In reply to this message
All of us got one year vesting no matter if we chose no bonus because project was delay it more than a year
ΔH
09:12
ΔLΣX HΩLMΣS
Yes in theory
09:13
But u am sure vesting begins upon actual distribution
Deleted Account invited Deleted Account
JZ
09:23
Johnny Z
In reply to this message
See answer above, one message before yours
09:23
In reply to this message
That’s correct, Alex
Deleted Account invited Deleted Account
samuelx invited samuelx
冉希 twitter @737709674Com invited 冉希 twitter @737709674Com
[Graphic depiction of stars]
12:27
[Graphic depiction of stars] :-O [Graphic depiction of stars]
Anyone used TOKOK ?
UA
12:33
Uosof Ahmadi
In reply to this message
Nope, but someone sent an article showing that it’s a scam exchange

JN
14:13
Jason Newby
What is props tokens and where can you trade it
ae
14:21
adam eve
In reply to this message
Is it trading there?
Deleted Account invited Deleted Account
GP
14:56
Ginalyn Paez
In reply to this message
Wow youre distributing coinlist but republic has to wait i cant believe you guys! So many lies and now favortism all tokens should be released at the same time we've all been waiting an eternity!
AL
14:57
Angela Lee
In reply to this message
Over the past year, we’ve worked to ensure strict compliance with US regulatory standards. Our efforts have positioned Props to soon become one of the first projects to issue tokens to all consumers, including non-accredited individuals in the United States and worldwide, in compliance with US federal securities laws.
While we tried to make the two routes for investment (for accredited investors and non-accredited individuals) as similar as we could, they are subject to different regulations and were conducted on two different platforms (Coinlist and Republic). That created some differences between the offerings. That’s why we are taking steps to qualify the distribution of Props tokens under Reg A+. This filing will enable us to bring Props to life also for non-accredited investors and consumer level users. This is expected to take a few more months.
+ read important information in our pinned post
GP
14:58
Ginalyn Paez
In reply to this message
It doesn't matter you sold the tokens at the same time tokens should be released at the same time.. It doesn't matter how you spin it

JZ
15:05
Johnny Z
In reply to this message
Ginalyn, here are the facts: the terms of the SAFT signed by CoinList investors require distribution by March 4th, and the regulation under which the SAFT is registered (Reg D) allows for distribution on that date. We could not sell tokens to unaccredited investors under this regulation, but we wanted to ensure they have a chance to participate, in a manner as similar as possible to accredited investors. We therefore are taking steps to qualify the distribution of Props tokens under Reg A+. This filing will enable us to bring Props to life also for non-accredited investors and consumer level users. This is expected to take a few more months.
+ read important information in our pinned post
GP
15:10
Ginalyn Paez
In reply to this message
You could have distributed right after the ICO or distribute now You just chose not to look at Nash/NEX they are a true security who DISTRIBUTED IMMEDIATELY! you're just playing games with people's money! This is beyond ludicrous! Its Unbelievable that you think this is acceptable!
AL
15:14
Angela Lee
In reply to this message
Hi Ginalyn, thanks for your feedback and appreciate your patience. We hope you understand the decision we made for the longevity Props. As always, please read important information in our pinned post. Cheers!
15:17
Check out his reaction when YouNow user gets Prop-themed gift! That's genuine excitement! https://www.youtube.com/watch?v=9kb88TQ-rxc

UA
15:48
Uosof Ahmadi
In reply to this message
Whilst I understand your frustration, they are still not listing the tokens on exchanges so there’s nothing lost
15:48
If anything it’s better for us as they’re waiting until it’s integrated into younow
15:48
I just wish they didn’t have to legally distribute on the 4th
15:49
But I know you guys are professional and you still have my trust
AL
15:49
Angela Lee
In reply to this message
Greatly appreciate Uosof. Cheers!
UA
15:51
Uosof Ahmadi
In reply to this message
Read about it here, https://www.propsproject.com
15:51
Great project
15:51
In reply to this message
You can’t trade it yet
JN
15:58
Jason Newby
I was told I would be getting my tokens but I don’t have them
AL
16:02
Angela Lee
In reply to this message
Hi Jason, which platform did you invest on?
16:06
In reply to this message
An Admin will Dm you!

A
16:06
Amit
Even I have not received my tokens, I had subscribed through Republic. Please tell by when the token distribution will be complete?
JN
16:09
Jason Newby
I Invested in coinlist
A
16:10
Amit
In reply to this message
Just went through few updates, it says "few months"????
RM
16:11
Ryan Maxwell
In reply to this message
Hi Jason, I will send you a dm
JN
16:11
Jason Newby
sounds good
AH
23:07
Abu Hajar
Can an admin DM
I haven’t received anything, although re confirmed add.
Thanks
老 吕 invited 老 吕
7 March 2019
GP
00:08
Ginalyn Paez
In reply to this message
You know as soon as the tokens are created Idex and balaxy and so on will list them weather they want them to or not.. You can't stop Dex's

M
00:22
Matt
In reply to this message
Thanks Paul!!
猪
01:14
猪年大吉
is there chines group?
Bagim Kotikov invited Bagim Kotikov
DELE invited DELE
kenneth 王 invited kenneth 王
k王
02:12
kenneth 王
chinese group?
Vsevolod invited Vsevolod
V
03:58
Vsevolod
hello where company registered?
03:59
what country
GA
04:23
GHAZALI AGUIDA
Algeria :-D lool
AL
08:52
Angela Lee
In reply to this message
Hi Abu, which platform did you invest on?
08:53
In reply to this message
Chinese community members — We’ve launched chat groups for Chinese language speakers. You are welcome to join us on WeChat and QQ. Instructions for joining can be found here: propsproject.com/chinese-groups |

加入我们的中文群. 微信, QQ: propsproject.com/chinese-groups
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08:53
In reply to this message
Chinese community members — We’ve launched chat groups for Chinese language speakers. You are welcome to join us on WeChat and QQ. Instructions for joining can be found here: propsproject.com/chinese-groups | 加入我们的中文群. 微信, QQ: propsproject.com/chinese-groups
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Props Reg A Feedback
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08:57
Good morning, noon, or night, depending on where you're from! We want to pop in and say thank you so very much for the support, patience, and overall enthusiasm! It's going to be an amazing year and we're so glad you're here for it! [Graphic depitction of celebration] As always, check out important info in our pinned post. It has info from updates, other communities, and more! Cheers!
Deleted Account invited Deleted Account
Sojib invited Sojib
RM
10:19
Ryan Maxwell
In reply to this message
Hi Abu, I'll DM you
Deleted Account invited Deleted Account
Deleted Account invited Deleted Account
S
20:49
Sam
What is the current price of props?
20:50
$props. I know it’s not listed on reg exchanges but I am talking about ATS

D
21:08
Danny
:-|
J
22:06
Jay
Did I get scammed? When exchanges :-|
8 March 2019
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Tony invited Tony
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D
06:36
Dan
Unknown time for token distribution for non accredited right?
Deleted Account invited Deleted Account
08:05
Deleted Account
hi there

AM
08:50
Anna Mulert
In reply to this message
We will be working towards a regulated listing on an alternative trading system (ATS) that lists tokens for trading. We will update you when we have more information on this front. We do not intend to list our tokens on exchanges before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post
08:51
In reply to this message
On March 4th we distributed Props to accredited investors. As for the non-accredited investors and users of the Props apps, we expect that they will receive tokens in the next few months, as soon as our Reg A+ filing is qualified by the SEC.
We do not intend to list our tokens on any exchange before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post
08:52
In reply to this message
Hey Tori
Deleted Account invited Deleted Account
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Shakira Lumsonkla invited Shakira Lumsonkla
Antonio AHX invited Antonio AHX
Robert invited Robert
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TT
23:06
T T
admin, the website is crushed.
9 March 2019
Deleted Account invited Deleted Account
s
10:02
samuelx
In reply to this message
hi admin, the PROPS tokens which exchange at "www.mxc.com" are real tokens??

JZ
10:23
Johnny Z
We have not worked with any of the exchanges that may say they will list Props. There may be legal / other issues with these exchanges, that may or may not actually list real Props - we simply do not know. I am not familiar with the exchange you mentioned. We don't know whether the volume or trades there are real or not - we have no information on it. Therefore, we don’t allow exchange marketing on this channel.
We are in the process of qualifying Props with the SEC as a Reg A+ Token, and will be working towards a regulated listing on legitimate alternative trading systems (ATS) that list tokens for trading. We will update you when we have more information on this front.
+ read important information in our pinned post
N
10:31
Ncricster
What was Adi Sideman’s livestream about yesterday. I missed it. Any way I can watch a recorded version?
CC
10:36
Cleve Cunningham
Hey
I invested through CoinList for the Props Project. I am thinking I need to sign into my MEW and then go to “add tokens” tab and then put in the Props name, token contract address and “18” for decimal and then my Props tokens should show up in my confirmed ETH Wallet Address?
Thanks
Deleted Account invited Deleted Account
JZ
14:22
Johnny Z
In reply to this message
Hi there! That sounds correct, just follow the instructions on the email you received on the day of token distribution. If you need support let me know and someone someone from the team will contact you.

CC
14:49
Cleve Cunningham
[Graphic depiction of thumbs up] Thanks!
14:51
Can you confirm for me when the 12 month vesting period begins? Does it begin with day the Props tokens were distributed?
Thanks
JZ
15:07
Johnny Z
Yes. For Coinlist investors who opted for this option, 20% are available now, 80% vests linearly over 12 months.
Deleted Account invited Deleted Account
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TT
21:44
T T
In reply to this message
which exchange is working on ATS?
CC
22:06
Cleve Cunningham
Thanks JZ!
C1
23:17
Cortex 100

23:18
If props passes REG A+ rule and is listed on ATS, does it mean props is security token? Or we will be listed on NASDAQ or NYSE?
TT
23:23
T T
In reply to this message
do you have the document link?
H
23:24
Hardy Har Har
tg_image_1547132210.jpeg
145.0 KB
@Stratisking
23:24
Reg A is an exemption from a security offering
23:25
Props should easily pass Reg A
10 March 2019
Deleted Account invited Deleted Account

SV
03:43
Steven Vegas
When do republic investors get tokens?
Jared Pritchard invited Jared Pritchard
Deleted Account invited Deleted Account
JZ
10:23
Johnny Z
Over the past year, we’ve worked to ensure compliance with US regulatory standards. Our efforts have positioned Props to soon become one of the first projects to issue tokens to all consumers, including non-accredited individuals in the United States and worldwide, in compliance with US federal securities laws.
We are taking steps to qualify the distribution of Props tokens under Reg A+. This filing will enable us to bring Props to life also for non-accredited investors and consumer level users. This is expected to take a few more months.
+ read important information in our pinned post
ae
10:37
adam eve
You did send me the e-mail below on march 29th last year:
"As a reminder, we have decided to give those who participated in the PROPS token sale through Republic an additional 10% token bonus (on top of your initial 20% token bonus) due to the extended distribution timeline, which will last no more than 12 months."
. invited .
z
11:39
zhuwenjun2018
IF Props qualified by the SEC ,what will happen?
Deleted Account invited Deleted Account
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J
13:11
J
In reply to this message
Boom

z
14:44
zhuwenjun2018
wait for boom
PM
17:49
Peter Miklos
In reply to this message
My understanding is that then YouNow will be able to start rewarding all users with PROPS, until then it's very limited.
TT
22:03
T T
just waiting,hold your bag.
UA
23:30
Uosof Ahmadi
In reply to this message
If anyone is selling in random exchanges they must be crazy
23:30
Most are probably scams
23:30
And after waiting a year and selling before any news is out is insane
23:31
If anyone wants to sell it to me directly, id be happy to buy some from you in a month
11 March 2019
D
03:45
Danny
at 10 cent?
15732044889 invited 15732044889
E
06:39
Eugene
In reply to this message
at what price you wanna buy?
Thrive Now invited Thrive Now
Zabin invited Zabin

AM
10:47
Anna Mulert
In reply to this message
A Regulation A+ (Reg A+) filing would enable us to distribute Props to unaccredited investors, as well as to regular users who use the Props apps. Upon SEC qualification, which we expect in the next few months, we would distribute tokens to Republic investors, Props Blockchain validators would begin to earn Props, and the Props Rewards Engine would begin to allocate tokens on an ongoing basis, to facilitate rewards for users who create value for the network. Distributing Props to unaccredited investors in compliance with US regulations will be a significant milestone. We believe this path will empower our user base, help align the incentives of all Props stakeholders, and rightly reward those driving value across the network. + read important information in our pinned post lao wang invited lao wang
lw
11:21
lao wang
next few month?
T
12:34
Tbo
In reply to this message
Basically they dont know. It can be 2 months or 60.
AM
15:33
Anna Mulert
Hi everyone, reminder that accredited investors who received their Props on March 4th can immediately have unique benefits within the YouNow app (the first Props App), which improve their experience. We expect to expand token utility as we roll out additional features over the next few months. Check out the following video that has instructions on how to connect your wallet and what to expect in the app https://www.youtube.com/watch?v=9kb88TQ-rxc&t=1s jchdgd invited jchdgd
12 March 2019
FC
03:10
Future Crypto
Can somebody give me props token address and decimals?
polar bear invited polar bear

NY
04:29
Nab Yar
https://etherscan.io/token/0x6fe56c0bcdd471359019fcbc48863d6c3e9d4f41
Deleted Account invited Deleted Account
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AL
17:54
Angela Lee
In reply to this message
0x6fe56c0bcdd471359019fcbc48863d6c3e9d4f41
B
19:06
BRADLEY
I haven't received my props tokens. Have they been distributed yet.?
J
19:07
J
In reply to this message
To coinlist investors
Republic investors need to wait a few more months
Kim Maverick invited Kim Maverick
KM
19:10
Kim Maverick
Where’s the best place for us to report bugs in YouNow?
J
19:40
J
Probably younows support email

AM
21:47
Anna Mulert
In reply to this message
On March 4th we distributed Props to accredited investors. As for the non-accredited investors and users of the Props apps, we expect that they will receive tokens in the next few months, as soon as our Reg A+ filing is qualified by the SEC.
We do not intend to list our tokens on any exchange before Props are available as rewards for users in the Props apps, and distributed to non-accredited Republic investors.
+ read important information in our pinned post
21:47
In reply to this message
Hey Kim! Please email support@younow.com
TW
22:02
Tommy World Power
Is there any market for props tokens? I don’t see it on Idex even
J
22:13
J
In reply to this message
To answer your question.
No market yet, there’s a futures market (can’t remember which site) but they aren’t real.
Right now only coinlist investors have PROPS.
Props & YouNow have filed for a Reg A+ so they can distribute to non accredited investors as well as YouNow community. Once that is finalized then they will partner with an ATS exchange.
So still some time out until any trading is done via exchange.
At this moment in time those who have props tokens can freely distribute and trade as they wish. There’s just not a platform for doing that yet.
TW
22:15
Tommy World Power
In reply to this message
I’m surprised it hasn’t popped up on any exchange yet

J
22:16
J
In reply to this message
I kind of am but kinda not.
Accredited investors waited for over a year to get their token. Why go to a dex and dump?
Props has utility in YouNow immediately with bonuses attached when you transfer your tokens there.
UA
23:39
Uosof Ahmadi
In reply to this message
Did you buy at ico? Or did you just find the project
13 March 2019
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Crypto Daily invited Crypto Daily
C
18:34
Crypto Daily
I have a very interesting offer that will assist you on this project, an admin should kindly dm me.
DG
18:47
Dan Gilormo
In reply to this message
Sure, I’ll DM you.
S
20:38
San
@danguitarmo I hope you know the above guy Crypto Daily is a scammer.
王庆West invited 王庆West
14 March 2019
Majid invited Majid
M
03:49
Majid
Where to download the app? is it already on app stores?

DG
09:26
Dan Gilormo
In reply to this message
Hey Majid, the YouNow app is available for iOS and Android devices, and you can also visit the website, https://www.younow.com/.
Deleted Account invited Deleted Account
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KA
13:03
Kay Armani
Have the tokens for the people who bought on Republica been distributed??
AM
13:05
Anna Mulert
In reply to this message
Hey Kay! On March 4th we distributed Props to accredited investors. As for the non-accredited investors and users of the Props apps, we expect that they will receive tokens in the next few months, as soon as our Reg A+ filing is qualified by the SEC.
+ read important information in our pinned post
KA
13:17
Kay Armani
the republica was a non accredit investor platform correct?
DG
14:00
Dan Gilormo
In reply to this message
Yes, Republic was for non-accredited investors.
Deleted Account invited Deleted Account
k王
23:03
kenneth 王
官网༌中文群组链接打不开啊
15 March 2019

M
00:45
Majid
In reply to this message
so younow is also blockchain based? and can we earn cryptos through it (like steemit)
Hallwest M. Xayat invited Hallwest M. Xayat
k
04:03
kik.w
咋跌的这么厉害 不护盘
p
08:25
polar bear
中文组一直点不开 好像没有
Moo invited Moo
DG
09:49
Dan Gilormo
In reply to this message
Hey Majid, YouNow is the first Props app. You can visit the YouNow web page today and link your wallet if you have Props. At the moment, Props holders have access to unique gifts that help them stand out, unlock special stickers, and receive complimentary bar packages. In the coming months we expect to significantly expand functionality, including the ability to earn Props.
Check out the following video that has instructions on how to connect your wallet and what to expect in the app https://www.youtube.com/watch?v=9kb88TQ-rxc&t=1s + read important information in our pinned post
Deleted Account invited Deleted Account
Deleted Account invited Deleted Account
16 March 2019
NY
03:47
Nab Yar
Is there some unofficial trading or price talk group?

J|
06:17
Jascha Krähenbühl | Scale Network
[Graphic depiction of man facepalming]
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I
18:14
Ignition
In reply to this message
yes there is
18:15
but no activity, I don't know why
NY
18:50
Nab Yar
Share plz
17 March 2019
DD
00:05
David Deven
More importantly, how is the YouNow doing? I don’t use the platform and am wondering if anyone here knows much about it
Deleted Account invited Deleted Account
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KM
12:04
Kim Maverick
I use it. The most recent major update changed a lot of things that the community is gradually adjusting too. 4-way guesting and challenges are helping it become stronger as an interactive social platform (especially vs YouTube live). Some issues with connectivity and 3rd party integrations like OBS, but I believe YouNow is on the way up.
Deleted Account invited Deleted Account

DD
14:27
David Deven
In reply to this message
Thanks for the update. It’s nice to have an opinion from someone who uses the app rather than someone who is only trying to make money off of it. I don’t expect YouNow to compare to any other live services because it feels very niche and appeals to certain types of people. But the fact that it has tens of hundreds of thousands of active users is always good news
Deleted Account invited Deleted Account
TT
20:51
T T
total supply? please.
z
21:13
zhuwenjun2018
6 billions
JZ
21:15
Johnny Z
It's 1 Billion total supply. 400M will be minted over time.
z
21:17
zhuwenjun2018
oh
TT
21:28
T T
In reply to this message
now is 600M so far?

JZ
21:28
Johnny Z
600M has been minted, most of it is not vested.
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18 March 2019
Alisha Bowen invited Alisha Bowen
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PP
09:53
PROPS Project
Props Co-Founder Adi Sideman will speak about the impact crypto can have on a close-knit community at CryptoMondays next Monday (3/25) in New York City. Be sure to introduce yourself if you drop by the event.
https://www.linkedin.com/feed/update/urn%3Ali%3Aactivity%3A6512372769995390976/?midToken=AQHjQAdQnud9Ow&trk=eml-email_notification_single_mentioned_you_in_this_01-notifications-1-hero~card~feed&trkEmail=eml-email_notification_single_mentioned_you_in_this_01-notifications-1-hero~card~feed-null-1xp2~jtag49oy~9v-null-voyagerOffline
Deleted Account invited Deleted Account
z
10:48
zhuwenjun2018
what
D invited D
19 March 2019
Deleted Account invited Deleted Account

AL
08:55
Angela Lee
Good morning Props peeps! As always, please read important information and additional details in our pinned post. Feels just like yesterday but Props have been live for a while! Did you guys get to check out the video yet? https://blog.propsproject.com/props-are-live-aef30997ada6
Ajinka invited Ajinka
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20 March 2019
Deleted Account invited Deleted Account
Ernest invited Ernest
E
05:37
Ernest
Hi
Deleted Account invited Deleted Account
DG
08:50
Dan Gilormo
In reply to this message
Hey Ernest, welcome to the community.
Marco Nardelli invited Marco Nardelli
MN
09:50
Marco Nardelli
I invested on republic.co and still don’t have props is this normal?
AL
10:14
Angela Lee
In reply to this message
Over the past year, we’ve worked to ensure strict compliance with US regulatory standards. Our efforts have positioned Props to soon become one of the first projects to issue tokens to all consumers, including non-accredited individuals in the United States and worldwide, in compliance with US federal securities laws. While we tried to make the two routes for investment (for accredited investors and non-accredited individuals) as similar as we could, they are subject to different regulations and were conducted on two different platforms (Coinlist and Republic). That created some differences between the offerings. That’s why we are taking steps to qualify the distribution of Props tokens under Reg A+. This filing will enable us to bring Props to life also for non-accredited investors and consumer level users. This is expected to take a few more months. + read important information in our pinned post
Sarah Bertha invited Sarah Bertha
Deleted Account invited Deleted Account
SC
13:08
Seiko Chee
Alternative Trading System (ATS) are meant only for institutional investors like Nasdaq, JP Morgan etc. Can Props guarantee that Props tokens will be listed on ATS? If not, props tokens will be like casino chips which can't be converted into fiat and retail investors have to spend the props tokens within the Props ecosystem. Admin please comment.
JZ
13:22
Johnny Z
Our intention is - upon qualification of the Reg A+ offering - to list the tokens on a regulated trading system that supports non-institutional investors, and is available for retail investors. We will provide more details as soon as we're able to share more.
+ Please read important information in our pinned post.
Cash Wordsworth invited Cash Wordsworth
UA
19:40
Uosof Ahmadi
In reply to this message
I’ve heard binance is trying to get approved for listing securities
19:40
If that happens, could be great for props
Deleted Account invited Deleted Account
Deleted Account invited Deleted Account
21 March 2019
PM
02:01
Peter Miklos
In reply to this message
I would be surprised if Binance got license to list securities for US investors before Coinbase.
02:03
Or Gemini

PM
02:20
Peter Miklos
Great article, gives some insight about the difficulties of launching security tokens PROPS team faced in the past year.
https://medium.com/stocheck/challenges-chances-of-security-tokens-3f05200a579
Richard Olsen invited Richard Olsen
SC
02:58
Seiko Chee
Great article Peter. Quote: "we are still incredibly early in this space".
I heard of bitcoin ETF in March 2017. It's March 2019 now and still bitcoin ETF isn't accepted.
ZT invited ZT
TT
03:11
T T
In reply to this message
the news want to makes fomo for ppl.
SC
03:19
Seiko Chee
In reply to this message
Agree
03:23
I would be shocked if the thousands of security tokens all get listed without the regulatory body first weeding out 90% of them.
Deleted Account invited Deleted Account
Edgar invited Edgar
TN
10:12
Thrive Now
Hey guys just a specific question for users of YouNow, is rize a seperate app or is its features being released into younow? For example the live audience
10:13
Or if there is a more appropriate channel for that a connection please [Graphic depiction of praying hands]

PM
10:21
Peter Miklos
In reply to this message
Rize features have been incorporated into YouNow and Rize was phased out, it doesn't exist anymore as a standalone app. See
https://blog.propsproject.com/younow-app-community-are-joining-the-props-network-900249b3724b
TN
10:40
Thrive Now
In reply to this message
Thanks Peter, it’s seems the live audience is not public yet. Is it possible to get access?
J
15:20
Jay
I want a refund on my full investment into PROPS, who do I contact?
AL
15:21
Angela Lee
In reply to this message
I'll DM you

AM
15:22
Anna Mulert
Hey Props Project community! As always, please read important information and additional details in our pinned post. Feels just like yesterday but Props have been live for a while! Did you guys get to check out the video yet? https://blog.propsproject.com/props-are-live-aef30997ada6
Sam Patel invited Sam Patel
22 March 2019
Mene invited Mene
Ryan invited Ryan
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betes invited betes
PersonalSong invited PersonalSong
Deleted Account invited Deleted Account
Deleted Account invited Deleted Account
23 March 2019
Biggie invited Biggie
Block invited Block
B
08:07
Block
In reply to this message
Is there a refund mechanism?
lw
15:14
lao wang
In reply to this message
what is ats exchange?

J
15:44
J
In reply to this message
An alternative trading system,
Basically an exchange that isn’t normal stock exchange but still allows people to trade stocks and securities.
So for crypto it means an exchange that is approved by SEC to trade tokens/coins that’s not on the stock exchange.
I’m not a professional trader, I get my knowledge off investopedia and similar sources. Please DYOR as well as seek answers from props employees as they will be able to answer for specifically.
24 March 2019
Oladotun invited Oladotun
[Graphic depiction of stars]
20:17
[Graphic depiction of stars] :-O [Graphic depiction of stars]
anyone online?
MC
20:18
Mike Craw
In reply to this message
yup haha
[Graphic depiction of stars]
20:19
[Graphic depiction of stars] :-O [Graphic depiction of stars]
[Graphic depiction of peace sign] is there any channel to trade props?
Coin Head (Trey Rawles - www.hashchi.co) invited Coin Head (Trey Rawles - www.hashchi.co)
PD
23:25
Peter Dutch
Yeah interest in buying some props, anyone selling or know where to buy?
25 March 2019

TT
00:47
T T
In reply to this message
they are not official exchange.
p
03:18
phainesthai
In reply to this message
PM me we can talk.
bb
05:46
big boss
In reply to this message
i can sell you some
Dipjol invited Dipjol
UrAnus invited UrAnus
PP
09:39
PROPS Project
Props Co-Founder Adi Sideman will speak about the impact crypto can have on a close-knit community at CryptoMondays tonight (3/25) in New York City. Be sure to introduce yourself if you drop by the event.
https://www.linkedin.com/feed/update/urn%3Ali%3Aactivity%3A6512372769995390976/?midToken=AQHjQAdQnud9Ow&trk=eml-email_notification_single_mentioned_you_in_this_01-notifications-1-hero~card~feed&trkEmail=eml-email_notification_single_mentioned_you_in_this_01-notifications-1-hero~card~feed-null-1xp2~jtag49oy~9v-null-voyagerOffline
Costa invited Costa
Dan Gilormo invited Uosof Ahmadi
UA
15:54
Uosof Ahmadi
Hello everyone
15:54
Good to be back

UA
16:12
Uosof Ahmadi
In reply to this message
[Graphic depiction of thumbs up]
Besto invited Besto
K
18:46
KryptoWabitz
hello
18:46
In reply to this message
good your back i was just checking that for you...
Mse invited Mse
M
19:37
Mse
Hi
26 March 2019
UA
00:15
Uosof Ahmadi
In reply to this message
Thanks
Brandi Daniels invited Brandi Daniels
BD
08:28
Brandi Daniels
hi guys

AM
08:40
Anna Mulert
In reply to this message
Hi Mse, welcome to Props Project!
08:41
In reply to this message
Hi Brandi, how can I assist you?
Deleted Account invited Deleted Account
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CryptCoder invited CryptCoder
PG
17:11
Paul Gavin
How can I get my tokens
DG
17:56
Dan Gilormo
In reply to this message
Hey Paul, I will DM you to help.
Heisen invited Heisen
27 March 2019
A
03:17
Ale
When distribution in my mew?????
lw
03:45
lao wang
In reply to this message
for example which exchange is ats
Moo invited Moo

J
09:51
J
In reply to this message
Not sure. Possibly coinbase, but the exchange has to be approved through the SEC as an ATS. I’m not sure which ones hae if any.
zi invited zi
Ajani Husbands invited Ajani Husbands
Johanna Collins-Wood invited Johanna Collins-Wood
Deleted Account invited Deleted Account
28 March 2019
SC
04:58
Seiko Chee
This lawyer explains ATS very well
Deleted Account invited Deleted Account
H THE invited H THE
ΔH
16:32
ΔLΣX HΩLMΣS
In reply to this message
Check with @god
UA
16:38
Uosof Ahmadi
In reply to this message
:-l
AM
16:44
Anna Mulert
In reply to this message
Thank you for reaching out. I’ll follow up now on DM to get details.
ae
16:51
adam eve
In reply to this message
No full refund, they wanna keep 20% of your money.